Exhibit 3.113

AZ Corp. Commission

AZ CORPORATION COMMISSION
FIELD
OCT 14 2009
FILE NO. - 1559463-4

DO NOT WRITE ABOVE THIS LINE, FOR ACC USE ONLY

ARTICLES OF ORGANIZATION
Select one. This form may be used for:
☒	ARIZONA LIMITED LIABILITY COMPANY (A.R.S. §29-632)
☐	ARIZONA PROFESSIONAL LIMITED LIABILITY COMPANY (A.R.S §29-841.01)

1.	The name of the organization:
A.	N-1550145
LLC Name Reservation File Number (If one has not been obtained). If not, leave this line blank
B.	Arizona Health Partners, LLC
Limited Liability Company Name

2.	Known place of business in Arizona (if address is the same as the street address of the statutory agent, write "same as statutory agent". DO NOT LEAVE THIS SECTION BLANK)
Address	16155 North 83rd Avenue, Suite 201
City	Phoenix	State	AZ	Zip	85382

3.	The name and street address of the statutory agent in Arizona
Name	C T Corporation System
Address	2394 East Camelback Road
City	Phoenix	State	Arizona	Zip	85016

Acceptance of Appointment by Statutory Agent:
I	C T Corporation System		, having been designated to act as
(print Name of the Statutory Agent)
Statutory Agent, hereby consent to act in that capacity until removed or resignation is submitted in accordance with the Arizona Revised Statue.
Agent Signature:		/s/ James M. Halpin		James M. Halpin
Assistant Secretary

C T Corporation System
If signing on behalf of a company, please print the company name here.

4.	Purpose of this (Professional) Limited Liability Company is to provide the following
(professional) service(s): (only required for a Professional LLC Company)

5.	Dissolution: The latest date of Dissolution

☐	The latest date to dissolve __/___/_____ (please enter month, day and four digit year)
☒	The Limited Liability Company is Perpetual

6.	Management Structure: (Check one box only) A.R.S. §29-632(5)

A.	☐	RESERVED TO THE MEMBER(S)
IF RESERVED TO THE MEMBER(S), YOU MAY SELECT ONLY THE MEMBER BOX FOR EACH MEMBER LISTED
B.	☒	VESTED IN MANAGER(S)		See additional Managers listed on attachment
IF VESTED IN THE MANAGER(S), AT LEAST ONE ENTRY BELOW MUST HAVE THE MANAGER BOX CHECKED
Name		Keith B. Pitts		Name Keith A. Dines
☐		Member ☒	Manager (only if B. is selected above)	☐ Member	☒	Manager (only if B. is selected above)
Address: 20 Burton Hills Boulevard, Suite 100				Address: 16155 North 83rd Avenue, Suite 201
City, Nashville State, TN , Zip: 37215				City, Peoria State, AZ , Zip: 85382

Name		Dan F. Ausman		Name Richard P. Rodriguez
☐		Member ☒	Manager (only if B. is selected above)	☐ Member	☒	Manager (only if B. is selected above)
Address: 8620 North 22nd Avenue, Suite 200				Address: 16155 North 83rd Avenue, Suite 201
City, Phoenix State, AZ , Zip: 85201				City, Peoria State, AZ , Zip: 85382

IF YOU NEED MORE SPACE FOR LISTING MEMBERS/MANAGERS PLEASE ATTACH THE ADDITIONAL PAGE TO THE ARTICLES OF ORGANIZATION

Executed this 15th day of October , 2009

Executed by:		/s/Vera Penev	Print Name	Vera Penev, Organizaer

If signing on behalf of a company, please print the company name here

	Phone Number:		Fax Number:

ATTACHMENT

ARTICLES OF ORGANIZATION
OF
ARIZONA HEALTH PARTNERS, LLC.

ARTICLE 6

B. Management is vested in the Manager(s)

Name	Dr. Thomas Maxwell
Manager
Address	16155 North 83rd Avenue
Suite 201
Peoria, AZ 85382

Name	Dr. Joseph Caplan
Manager
Address	16155 North 83rd Avenue
Suite 201
Peoria, AZ 85382

Name	Dr. Christopher Stalberg
Manager
Address	16155 North 83rd Avenue
Suite 201
Peoria, AZ 85382

Name	Dr. Manlnder Kahlon
Manager
Address	16155 North 83rd Avenue
Suite 201
Peoria, AZ 85382

Name	VHS of South Phoenix, Inc.
Member owning more than 20% interest
Address	20 Burton Hills Boulevard, Suite 100
Nashville, TN 37215

Name	Arizona Integrated Physicians
Member owning more than 20% interest
Address	16155 North 83rd Avenue
Suite 201
Peoria, AZ 85382

AZ COPORATION COMMISSION
FILED
FILE NO. L-1559463-4

AMENDMENT TO ARTICLES OF ORGANIZATION

OF

ARIZONA HEALTH PARTNERS, LLC

1.The name of the Arizona Limited Liability company is Arizona Health Partners, LLC
2.Attached hereto as Exhibit A is the text of the amendment.

Dated this 30th day of January, 2012

ARIZONA HEALTH PARTNERS, LLC

BY:	/s/James H. Spalding
James H. Spalding, Manager

EXHIBIT A

2.	The known place of business in Arizona:

8620 North 22nd Avenue, Suite 200, Phoenix, AZ 85021

3.	The name and street address of the statutory agent in Arizona:

National Registered Agents, Inc.
300 W Clarendon Avenue
#230
Phoenix, AZ 85013

Acceptance of Appointment by Statutory Agent:
I, National Registered Agents, Inc., having been designated to act as Statutory Agent, hereby consent to act in that capacity until removed or resignation is submitted in accordance with the Arizona Revised Statute.

Agent Signature:	/s/Eileen Chaddock
Eileen Chaddock, Special Asst. Secretary
National Registered Agents, Inc.
If signing on behalf of a company, please print the company

6.	Management Structure

Management is vested in the Managers (Board of Representatives):

Deborah W. Larios
20 Burton Hills Boulevard
Suite 100
Nashville, TN 37215

Deborah T. McCormick, Manager
20 Burton Hills Boulevard
Suite 100
Nashville, TN 37215

James H. Spalding, Manager
20 Burton Hills Boulevard
Suite 100
Nashville, TN 37215